Deeply rooted in our community.
August 2011
NASDAQ: FBSS

Safe Harbor Statement
In addition to the historical information contained herein, this report contains forward-looking statements.
Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of the Company, and are generally identifiable by use of the words “believe,” “expect,”
“intend,” “anticipate,” “estimate,” “project,” “may,” “will,” or similar expressions. Although we believe our plans, intentions, and expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these plans, intentions, or expectations will be achieved. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and actual results could differ materially from those contemplated. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, the legislative/regulatory climate, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve
System, the quality or composition of the Bank’s loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in our market area, and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements in this report, and you should not place undue reliance on such statements, which reflect our position as of the date of this report. For additional discussion of risk factors that may cause our actual future results to differ materially from the results indicated within forward-looking statements, please refer to "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010.

FAUQUIER BANKSHARES, INC.

Table of Contents
➢ Who We Are
➢ Market Area
➢ Financial Condition
➢ Financial Performance and Goals
➢ Building Shareholder Value

FAUQUIER BANKSHARES, INC.

Who We Are

FAUQUIER BANKSHARES, INC.

Purpose
Vision
Core
Values
Making your financial life easier.
Fauquier Bankshares, Inc. is an independent, customer focused, community resource led by a high performance team. We provide an above-market return for our shareholders balancing profitability and prudent growth. Our performance is driven by professional financial advisors delivering customized investment, credit, fiduciary, insurance, and banking services in Fauquier County, western Prince William
County, and neighboring markets.
Integrity - we do what we say in a respectful and honest manner.
Transparency - we communicate openly and authentically.
Accountability - we own our actions and take responsibility of our results.
Excellence - we continually strive to exceed expectations.
TFB’s Guiding Principles
FAUQUIER BANKSHARES, INC.

Summary Statistics
Founded 1902
Headquarters Warrenton, Virginia (50 miles west of Washington, D.C.)
  (10 branch locations)
Total Assets $599.2 million
Total Loans, net $447.8 million
Shares Outstanding 3,669,758
Insider Ownership 6.03%
Institutional Ownership 14.09% 1  (8.3% held by Royce & Associates, LLC2)
Shareholders Approx. 400 + “street” (Over 80% in VA)
All data provided as of June 30, 2011, unless otherwise noted.
(1) Source: NASDAQ as of August 8, 2011
(2) A subsidiary of Legg Mason

FAUQUIER BANKSHARES, INC.

Industry Recognition
➢ Named #151 of “Top 200 Publicly Traded Community Banks & Thrifts”
 in the June 2011 issue of U.S. Banker magazine, based on previous 3
 -year average ROE of 1,035 public institutions, placing Fauquier in the top 15 percent evaluated. This marks the fifth consecutive year that
 FBSS was on the “Top 200” listing.
➢ In November 2010, The Fauquier Bank was named the 2010 Large
 Business of the Year by the Fauquier County Chamber of Commerce.
➢  Ranked #2 in 2009 for Top Community Bank IT projects by Bank
 Technology News in their March 2010 issue. In the summer of 2009, the Bank negotiated and successfully implemented a core conversion with Fiserv improving efficiency and decreasing expenses.

FAUQUIER BANKSHARES, INC.

Our Success Is a Result of Our Culture

➢ Strategic Planning
➢ Teamwork
➢ Disciplined Execution (aka “Blocking and Tackling”)
➢ Consistently Strong Credit Culture
➢ Disciplined Loan and Deposit Pricing Strategy
FAUQUIER BANKSHARES, INC.

Management Focus On Growth

FAUQUIER BANKSHARES, INC.
➢ Quality Growth
➢ Loan Portfolio
➢ Core Transaction Deposits
➢ Non-Interest Fee Income
➢ Wealth Management and Financial Planning

Wherever life takes you
TFB is ready to meet your
financial needs.

Our Customer Focus

 To deliver a superior experience for our retail and
 commercial customers by enabling them to make the
 right choices when selecting financial products and
 services that best fit their needs and lifestyles,
 thereby empowering our customers to achieve their
 financial goals.
FAUQUIER BANKSHARES, INC.

Market Area

FAUQUIER BANKSHARES, INC.

Loudoun
District of Columbia
Fauquier
Fairfax
Prince William

Northern Virginia Marketplace
* Includes City of Manassas data
** Includes Fairfax City data
Source: US Census Bureau/CTPP

FAUQUIER BANKSHARES, INC.
Fauquier County
16,290
48.02%
Fairfax County**
5,905

18.62%
Prince William County*
6,315
17.41%
Loudoun County
1,805
5.32%
District of Columbia
 930
2.74%
Other Places of Work
2,675
7.89%
Total Out-Commuters
17,630
51.98%
Total County Workforce
33,920
100.00%
Places to Which Fauquier County
Residents Commute (2006 - 2008)

Fauquier County
The Plains
Haymarket
Sudley Road
New Baltimore
View Tree
Old Town Manassas
Bristow
Main Office
Catlett
Prince William County
Bealeton
Existing Branches

Primary Market Area

FAUQUIER BANKSHARES, INC.

Northern Virginia Marketplace
➢ Stronger population, economic and employment growth
➢ Stable federal government presence
➢ Exceptional higher education
➢ Diverse industry employment, mostly “clean” industries
➢ High household income
➢ Virginia - “Best State for Business” Forbes (2006 - 2009)

FAUQUIER BANKSHARES, INC.

Median Sales Price
Residential Real Estate

Fauquier County
Manassas City
Prince William County
Thousands ($)
$500
$400
$300
$200
$100
$0
$398
$348
$390
$380
$300
$365
$285
$160
$230
$250
$140
$207
$261
$168
$249
$316
$204
$272
2006
2007
2008
2009
2010
Jun-11

Source:  MRIS
FAUQUIER BANKSHARES, INC.

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
United States
Virginia
Prince William & Fauquier Counties
4.6%
3.0%
2.5%
5.8%
4.2%
3.5%
9.3%
6.4%
5.4%
9.6%
7.1%
5.9%
9.2%
6.3%
4.9%
2007
2008
2009
2010
June 2011

Source: Bureau of Labor Statistics, Local Area Unemployment Statistics - Average Rates

Unemployment Rates

FAUQUIER BANKSHARES, INC.

Current Market with Sustainable Growth

FAUQUIER BANKSHARES, INC.
Market	Total Population 2010 (actual)	Population Change 2000 - 2010 (%)	Projected Change 2010 - 2015 (%)	Total Households 2010 (actual)	Median HH Income 2010 ($)	HH Income Change 2000 - 2010 (%)	Projected HH Income Change 2010 - 2015 (%)
Fauquier, VA	68,698	24.59	5.40	24,708	81,769	31.29	14.36
Manassas, VA (City)	36,476	3.82	(0.77)	12,114	79,048	31.00	16.51
Manassas Park, VA (City)	13,364	29.87	1.26	4,217	80,759	32.65	14.56
Prince William, VA	387,988	38.17	7.32	132,702	86,208	31.59	16.48
Source: SNL Financial

Financial Condition
FAUQUIER BANKSHARES, INC.
18

Total Assets

$600
$550
$500
$450
$400
$350
$300
Millions ($)
5 -YR CAGR 4.44%
$481
$522
$490
$515
$569
$598
$599
2005
2006
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.

Millions ($)
$500
$400
$300
$200
$100
5 YR - CAGR 3.84%
$381
$416
$409
$435
$463
$460
$448
2005
2006
2007
2008
2009
2010
Q2 2011

Loans, Net
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
5 YR - CAGR - 12/31/2005 - 12/31/2010

Loan Portfolio

Total Loans (YTD Average)
$462MM
C&I
$28MM
6%
Consumer
$6MM
1%
Home
Equity LOC
$49MM
11%
Commercial RE
$202MM
44%
($95MM Owner Occupied)
1-4 Family
Residential
$140MM
31%
Construction
$30MM
7%

Fauquier Bankshares never originated Sub-Prime or Alt-A

At June 30, 2011
FAUQUIER BANKSHARES, INC.

Fauquier Bankshares
Peer Group Bank Holding Companies
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.46%
1.12%
0.27%
1.93%
0.75%
3.17%
0.45%
3.30%
0.65%
3.16%
2007
2008
2009
2010
Q2 2011

Year	Percentile
Q211	10
2010	5
2009	15
2008	8
2007	37

Nonperforming Loans to Period End Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.
FAUQUIER BANKSHARES, INC.

Fauquier Bankshares
Peer Group Bank Holding Companies
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24%
0.25%
0.62%
0.52%
0.22%
1.18%
0.27%
1.11%
0.20%
0.80%
2007
2008
2009
2010
Q2 2011*

Year	Percentile
Q211	23
2010	19
2009	16
2008	68
2007	60

Loan Losses (Net of Recoveries)
As a Percentage of Average Total Loans
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise. Q2 data is annualized.

Fauquier Bankshares
Peer Group Bank Holding Companies
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.01%
1.31%
1.09%
1.40%
1.17%
1.84%
1.35%
1.95%
1.46%
1.96%
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of Total Loans
Year  Percentile
Q211  31
2010  23
2009  16
2008  28
2007  27
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Fauquier Bankshares
Peer Group Bank Holding Companies
480%
400%
320%
240%
160%
80%
0%
364.89%
205.63%
156.45%
108.51%
137.85%
79.48%
265.11%
80.05%
223.74%
87.11%
2007
2008
2009
2010
Q2 2011

Year	Percentile
Q211	89
2010	94
2009	83
2008	93
2007	57

FAUQUIER BANKSHARES, INC.
Allowance for Loan Loss
As a Percentage of 90 Days Past Due & Nonaccrual Loans
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

Credit Quality Trends

OREO
90+ Days Past Due
30-89 Days Past Due
Thousands ($)
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
($1,000)
2007
2008
2009
2010
Q2 2011
2,090
5,643
3,034
531
7,097
2,480
2,957
4,040
2,821
1,397
3,186
3,469
1,859
9,603

Year	Past Due as a % of Total Loans
Q211	2.52%
2010	0.98%
2009	1.49%
2008	1.73%
2007	1.87%

FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials as of December 31, unless otherwise noted.

$600
$500
$400
$300
$200
$100
$0
Millions ($)
$404.8
$400.3
$466.0
$520.1
$518.6
2007
2008
2009
2010
Q2 2011

Total Deposits
FAUQUIER BANKSHARES, INC.
Source: Fauquier Bankshares Financials - as of December 31, unless otherwise noted.

Pooled Trust Preferred Securities
FAUQUIER BANKSHARES, INC.
Issue	X	XI	XIV	XV	Total
Date of purchase	6/26/2003	9/17/2003	6/17/2004	9/20/2004
Issue size ($M)	$ 581	$ 670	$ 504	$ 625	$ 2,380
Financial institutions (No.)	61	69	65	60	228*
States (No.)	29	28	34	30	30**
TFB's share of the pool	0.17%	0.30%	0.40%	0.16%	.029%***

TFB’s Investment	$ 1,000,000	$ 2,000,000	$ 2,000,000	$ 1,000,000	$ 6,000,000
As of June 30, 2011 Cumulative amount of OTTI loss	640,706	385,564	749,336	466,388	2,241,994
Cost, net of OTTI loss	$ 359,294	$ 1,614,436	$ 1,250,664	$ 533,612	$ 3,758,006

Cumlative other comprehensive loss, net of tax benefit	$ 230,632	$ 899,884	$ 793,692	$ 342,510	$ 2,266,718

Fair Value	$ 9,852	$ 250,975	$ 48,100	$ 14,658	$ 323,585
*Unique institutions in each pool.
**Average
***Weighted average

Avg	Mdn	Avg	Mdn
	0.74%	0.63%	0.76%	0.59%
	9.69	8.20	8.23	6.30

	1.28%	1.23%	1.22%	1.19%
	1.06%	1.04%	1.07%	1.05%

Pooled Trust Preferred Securities
Depository Institutions Financials
(Average and Median Totals)
FAUQUIER BANKSHARES, INC.
Issue X
Issue XI
06/30/11
2003Q2
06/30/11
2003Q3
Avg
Mdn
Avg
Mdn
NPLs to total loans
4.39%
3.08%
4.46%
3.71%
Loan loss reserves to loans
2.27%
1.94%
1.25%
1.21%
2.53%
2.12%
1.31%
1.27%
Tier 1 risk based ratio
13.07%
12.81%
11.48%
10.72%
13.53%
13.23%
12.18%
11.26%
Return on average assets
0.48%
0.64%
1.09%
1.01%
0.29%
0.69%
1.19%
1.14%
Net interest margin
3.98%
3.78%
4.12%
4.01%
3.73%
3.71%
4.10%
4.13%
Texas Ratio*
39.71
26.26
38.96
36.03
No. of banks with Texas Ratio above 100
3
 0

4
0

Issue XIV
Issue XV
06/30/11
2004Q2
06/30/11
2004Q3
Avg
Mdn
Avg
Mdn
Avg
Mdn
Avg
Mdn
NPLs to total loans
5.35%
5.08%
0.57%
0.39%
3.99%
2.95%
0.50%
0.32%
Loan loss reserves to loans
2.47%
2.20%
1.96%
1.76%
Tier 1 risk based ratio
12.53%
12.44%
12.16%
11.46%
12.76%
12.43%
12.79%
11.94%
Return on average assets
0.08%
0.65%
0.50%
0.58%
Net interest margin
3.84%
3.81%
4.11%
3.86%
3.85%
3.85%
4.08%
3.92%
Texas Ratio*
56.65
48.28
7.53
 5.72
51.17
30.26
 6.28
4.95
No. of banks with Texas Ratio above 100
8
 0

7
0

* Texas Ratio - Nonperforming assets plus 90 day past due loans divided by tangible equity plus loan loss reserve.

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.54%
8.06%
7.50%
7.37%
7.70%
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.

Tangible Equity to Assets Ratio
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.

Leverage Ratio

Fauquier Bankshares
Peer Group Bank Holding Companies
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.49%
9.68%
9.37%
8.65%
8.68%
8.51%
8.22%
8.84%
8.66%
9.13%
"Well Capitalized" Threshold 5%
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.

Year  Percentile
Q211  38
2010  33
2009  53
2008  67
2007  49
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report & Fauquier Bankshares Financials - as of December 31

Tier 1 Risk-Based Capital Ratio

Fauquier Bankshares
Peer Group Bank Holding Companies
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.90%
12.86%
11.38%
11.17%
10.97%
11.54%
11.30%
12.60%
11.82%
13.12%
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.
“Well Capitalized” Threshold 6%

Year  Percentile
Q211  37
2010  34
2009  43
2008  57
2007  46
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report & Fauquier Bankshares Financials - as of December 31

Total Risk-Based Capital Ratio

Fauquier Bankshares
Peer Group Bank Holding Companies
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.98%
14.25%
12.52%
12.57%
12.21%
13.11%
12.55%
14.14%
13.07%
14.68%
"Well Capitalized" Threshold 10%
2007
2008
2009
2010
Q2 2011

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report & Fauquier Bankshares Financials - as of December 31
Year  Percentile
Q211  32
2010  29
2009  38
2008  56
2007  42

Deposit Portfolio

- NOW Accounts ($140MM / 27%)
- Demand Deposit Accounts ($74MM / 14%)
- Money Market Accounts ($77MM / 15%)
- Savings Accounts ($55MM / 11%)
- Retail CDs ($132MM / 26%)
- Reciprocal CDARS ($27MM / 5%)
- Brokered CDs ($11MM / 2%)

FAUQUIER BANKSHARES, INC.
Average Daily Balances for Six Months Ended June 30, 2011
Transaction Account Growth Average Daily Balances for Six Months Ended June 30
	2011	2010	% Change
DDA	$73,807	$66,077	11.70%
NOW	$140,087	$98,932	41.60%
Totals	$213,894	$165,009	29.63%
Source: Fauquier Bankshares Financials

➢CDARS are large-dollar investments of local depositors
 in FDIC insured CDs.
➢Brokered CDs are used to offset interest rate risk.

(%)		
BB&T Corp.	17	$ 1,022,857	$ 1,023,104	(0.02)	29.13%	30.75%
Wells Fargo Co. (Wachovia)	5	312,878	308,020	1.58	8.91%	9.26%
Cardinal Bank	1	123,996	117,343	5.67	3.53%	3.53%
Other 16 Institutions	25	550,609	454,023	21.27	15.69%	13.63%

Fauquier County, Western Prince William County and
Manassas City Deposit Market Share

Financial Institution	Current Number of Branches	Total Deposits 2010 ($000)	Total Deposits 2009 ($000)	Year to Year Deposit Change 2010	Market Share 2010	Market Share 2009

Fauquier Bankshares	10	493,053	412,892	19.41	14.04%	12.41%
Suntrust Bank	7	428,557	417,666	2.61	12.20%	12.55%

Bank of America Corp.	4	192,607	184,549	4.37	5.48%	5.55%
Capital One Financial Corp	8	139,108	154,882	(10.18)	3.96%	4.66%
PNC Financial Services Group	7	129,330	151,671	(14.73)	3.68%	4.56%

Virginia Commerce Bank	2	118,727	102,985	15.29	3.38%	3.10%

Total	86	$3,511,722	$3,327,135	5.55%	100%	100%
Source: FDIC - Deposit Market Share Report Data as of June 30, 2010
FAUQUIER BANKSHARES, INC.

Financial Performance
and Goals
FAUQUIER BANKSHARES, INC.

Fauquier Bankshares
Peer Group Bank Holding Companies
16.00%
12.00%
8.00%
4.00%
0.00%
-4.00%
12.16%
8.31%
8.65%
2.77%
8.08%
-3.33%
8.34%
1.36%
9.19%
5.16%
2007
2008
2009
2010
Q2 2011*

Year	Percentile
Q211	70
2010	69
2009	77
2008	65
2007	67

Return on Average Equity (ROAE)
FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise. - Q211 annualized

$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Net Income $5.0MM
$1.39
$1.03
$0.95
$1.01
Net Income $4.2MM
$1.12
2007
2008
2009
2010
Q2 2011*

Earnings Per Share, Diluted
FAUQUIER BANKSHARES, INC.

Net Income
 $3.4MM
Net Income
 $3.7MM
Net Income
 $3.7MM
Source: Fauquier Bankshares Financials
As of December 31, unless otherwise noted.
2Q 2011 data is annualized based on $.56 per share and net income of $2.1 million as of June 30, 2011.

Fauquier Bankshares
Peer Group Bank Holding Companies
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
1.01%
0.84%
0.73%
0.28%
0.64%
-0.13%
0.63%
0.21%
0.69%
0.53%
2007
2008
2009
2010
Q2 2011*

Net Income (ROAA)
(As a Percent of Average Assets)
FAUQUIER BANKSHARES, INC.
 Year  Percentile
 Q211 58
 2010  60
 2009  69
 2008  65
 2007  59
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise - Q211 annualized

Fauquier Bankshares
Peer Group Bank Holding Companies
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.19%
4.03%
4.25%
3.65%
4.30%
3.61%
4.14%
3.76%
4.05%
3.79%
2007
2008
2009
2010
Q2 2011*

Year	Percentile
Q211	68
2010	72
2009	87
2008	83
2007	60

*Net interest income on a taxable equivalent basis divided by average earning assets.

Net Interest Margin*

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Source: BHC Performance Report and Fauquier Bankshares Financials - as of December 31 - Q211 - YTD

Fauquier Bankshares
Peer Group Bank Holding Companies
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.14%
3.91%
2.32%
3.03%
1.55%
2.22%
1.29%
1.63%
1.08%
1.31%
2007
2008
2009
2010
Q2 2011*

Year	Percentile
Q211	26
2010	21
2009	12
2008	10
2007	11

Cost of Funds

FAUQUIER BANKSHARES, INC.
Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise. Q211 - YTD

Fauquier Bankshares
Peer Group Bank Holding Companies
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.63%
18.24%
23.78%
19.28%
19.97%
19.34%
21.02%
18.62%
21.73%
18.00%
2007
2008
2009
2010
Q1 2011

Year	Percentile
Q211	65
2010	62
2009	55
2008	71
2007	72

Total Non-Interest Income
As a Percent of Adjusted Operating Income (TE)
FAUQUIER BANKSHARES, INC.

Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2011/2010/2009/2008)
Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007)
Sources: BHC Performance Report and Fauquier Bankshares Financials as of December 31, unless noted otherwise.

$350
$300
$250
$200
$150
$100
$50
$0
Assets Under Management ($Millions)
1,600
1,400
1,200
1,000
800
600
400
200
0
S&P 500 Index
1,468
$304
$249
903
$311
1,115
$313
1,258
$323
1,321
2007
2008
2009
2010
Q2 2011*

Source: Wealth Management Services Statement of Condition and SNL - As of December 31, unless otherwise noted

Assets Under Management
(At Market Value)
FAUQUIER BANKSHARES, INC.
Q2 2011 as of June 30, 2011
S&P 500 Index

Keys to Building Shareholder Value
➢ Maintain strong credit quality
 - Past due loans as a percent of total loans consistently under 2.6%
➢ Build transaction account deposit base
➢ Disciplined loan and deposit pricing
➢ Continue to improve and implement technology
FAUQUIER BANKSHARES, INC.

Stock Total Return Performance
Source: SNL Financial as of 8/03/2011 - SNL indices are weighted by the market capitalization of the company.
FAUQUIER BANKSHARES, INC.

Index	Over Last Year	Over Last Two Years	Over Last Three Years	Since Going Public (1997)
FBSS	(18.83%)	(1.80%)	(12.55%)	189.18%
SNL Banks $500M - $1B	3.65%	(6.96%)	(22.05%)	64.63%
SNL Banks $250M - $500M	(2.05%)	2.79%	(28.26%)	49.60%
SNL Banks	(9.61%)	2.08%	(33.35%)	(4.60%)

FBSS
SNL U.S. Bank $500M-$1B
SNL U.S. Bank
FBSS 180.24
75.94
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
(50.00)
(100.00)
Sep-97
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Sep-08
Sep-09
Sep-10

Stock Total Return Performance
(September 1, 1997 - August 5, 2011)
FAUQUIER BANKSHARES, INC.
Source: SNL Financial - August 8, 2011
(4.39)

350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
Sep-97
Sep-99
Sep-01
Sep-03
Sep-05
Sep-07
Sep-09
FBSS
SNL U.S. Bank $500M-$1B
Average SNL U. S. Bank $500M - $1B
194.2

FAUQUIER BANKSHARES, INC.
Source: SNL Financial - As of August 5, 2011
Stock Chart - Price/Tangible Book
(September 1, 1997- August 5, 2011)

FBSS 97.6
SNL 97.5

Buybacks, %
Dividends, %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29.68%
34.07%
38.08%
36.10%
34.77%
34.50%
36.62%
37.61%
38.95%
46.22%
56.46%
78.10%
84.20%
71.31%
42.41%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q2 2011

Buybacks and Dividends
as a Percentage of Net Income

FAUQUIER BANKSHARES, INC.

Contact Information
Investor Relations Contacts
Randy K. Ferrell
President & Chief Executive Officer
randy.ferrell@fauquierbank.com
Eric P. Graap
Executive Vice President
& Chief Financial Officer
eric.graap@fauquierbank.com
Valerie Barlowe
Investor Relations Coordinator
valerie.barlowe@fauquierbank.com
www.fauquierbank.com
MAIN OFFICE
THE PLAINS
VIEW TREE
BEALETON
OLD TOWN MANASSAS
SUDLEY ROAD
NEW BALTIMORE
CATLETT
FAUQUIER BANKSHARES, INC.
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